UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 3, 2006

Date of report (Date of earliest event reported)

MATRIXONE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29309	02-0372301
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 Littleton Road

Westford, Massachusetts 01886

(Address of Principal Executive Offices, including Zip Code)

(978) 589-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01. Other Events

As previously reported, on December 2, 2005, plaintiffs holding shares of MatrixOne, Inc. common stock filed a lawsuit in the Delaware Court of Chancery against MatrixOne’s board of directors: Oliver Press Partners, LLC, Davenport Partners, L.P., Pierson Partners, L.P., and Sidus Investment Management v. W. Patrick Decker, Gregory R. Beecher, Daniel J. Holland, Mark F. O’Connell, David G. DeWalt, and Charles R. Stuckey, Jr., C.A. No. 1817-N (Del. Ch.). On March 3, 2006, the parties filed a stipulation of dismissal with the Delaware Court of Chancery to dismiss the case without prejudice.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIXONE, INC.

Date: March 6, 2006

By:  /s/    GARY D. HALL

        Gary D. Hall

        Senior Vice President of Finance,

        Chief Financial Officer and Treasurer

        (principal financial and accounting officer)